UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 17, 2023 (May 1, 2023)

Cogent Communications Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-51829	46-5706863
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2450 N St NW, Washington, D.C.	20037
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 202-295-4200

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on which Registered
Common Stock, par value $0.001 per share	CCOI	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

Cogent Communications Holdings, Inc. (the “Company”) hereby amends the Current Report on Form 8-K filed on May 1, 2023 to provide the financial statements and pro forma financial information required by Item 9.01 of Form 8-K relating to the Company’s acquisition of the U.S. long-haul fiber network (including the non-U.S. extensions thereof) of Sprint Communications LLC, an indirect wholly owned subsidiary of T-Mobile US, Inc., a Delaware corporation, and its subsidiaries (collectively, the “Wireline Business”), as described in such Current Report.

Item 9.01. Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

The audited consolidated financial statements of the Wireline Business as of December 31, 2022 and 2021 and for each of the years then ended are attached hereto as Exhibit 99.1 and are incorporated herein by reference.

(b) Pro forma financial information.

The unaudited pro forma condensed combined financial statements of the Company as of and for the year ended December 31, 2022 giving pro forma effect to the acquisition of the Wireline Business are attached hereto as Exhibit 99.2 and are incorporated herein by reference.

(d) Exhibits.

Exhibit Number	Description
23.1	Consent of Deloitte & Touche LLP, Independent Public Accounting Firm
99.1	Audited consolidated financial statements of the Wireline Business as of December 31, 2022 and 2021 and for each of the years then ended.
99.2	Unaudited pro forma condensed combined financial statements of the Company as of and for the year ended December 31, 2022 giving pro forma effect to the acquisition of the Wireline Business.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cogent Communications Holdings, Inc.

Dated: July 17, 2023	By:	/s/ Thaddeus G. Weed
	Name:	Thaddeus G. Weed
	Title:	Chief Financial Officer and Treasurer